                                                                Exhibit 24(a)


                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Walter H. Alford
                                              -----------------------
                                              Walter H. Alford



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.

                                              /s/ Rita Bornstein
                                              ------------------------
                                              Rita Bornstein



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ James L. Broadhead
                                              ---------------------------
                                              James L. Broadhead




(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Alvin R. Carpenter
                                              ---------------------------
                                              Alvin R. Carpenter




(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Marshall M. Criser
                                              ---------------------------
                                              Marshall M. Criser



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Jack B. Critchfield
                                              ---------------------------
                                              Jack B. Critchfield



(SEAL)

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Allen L. Lastinger, Jr.
                                              ------------------------------
                                              Allen L. Lastinger, Jr.




(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Patrick J. McCann
                                              ----------------------------
                                              Patrick J. McCann



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Clarence V. McKee
                                              ----------------------------
                                              Clarence V. McKee



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Charles W. Newman
                                              ----------------------------
                                              Charles W. Newman



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Hinton F. Nobles, Jr.
                                              ----------------------------
                                              Hinton F. Nobles, Jr.



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Remedios Diaz Oliver
                                              ----------------------------
                                              Remedios Diaz Oliver



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Tom L. Rankin
                                              ----------------------------
                                              Tom L. Rankin



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Charles E. Rice
                                              ----------------------------
                                              Charles E. Rice



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Frederick H. Schultz
                                              ----------------------------
                                              Frederick H. Schultz



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ Stewart Turley
                                              ----------------------------
                                              Stewart Turley



(SEAL)

                          SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-8 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to 1,000,000 (1 Million) shares of Common Stock, $2.00 par value, of the Corporation pursuant to the Corporation's Employee Stock Purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1996.


                                              /s/ John A. Williams
                                              ----------------------------
                                              John A. Williams




(SEAL)